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                                                                    Exhibit 10.1


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This Note and the securities issuable on conversion hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities law and may not be transferred or sold unless (i) registered under the Securities Act and applicable state securities laws or (ii) an exemption from registration is available at the time of such transfer or sale.
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                              THINKING TOOLS, INC.


                          Demand Convertible Grid Note


$1,000,000                                                    New York, New York
                                                         as of November 27, 2000



         FOR VALUE RECEIVED, ON DEMAND, the undersigned, THINKING TOOLS, INC., a Delaware corporation ("Company"), hereby promises to pay to the order of THINKING TECHNOLOGIES, L.P. (the "Payee"), the principal sum of ONE MILLION DOLLARS ($1,000,000), or so much thereof as shall be advanced by Payee to the Company, in Payee's sole discretion, and not repaid, together with interest on the unpaid balance of the principal of this Note from time to time outstanding at the rate of ten percent (10%) per year, until the principal amount of this Note shall be fully paid. Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note. All payments of principal and interest shall be made without setoff, deduction or counterclaim.

         This Note evidences loans made by Payee to the Company in Payee's sole discretion, from time to time and evidences all amounts outstanding on the date hereof. The unpaid principal balance of this Note at any time shall be the total amount advanced by Payee to the Company in Payee's sole discretion, less the total amount of principal payments made hereon by the Company. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Payee on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon the Company in the absence of manifest error. Any failure by Payee to so endorse shall in no way mitigate or discharge the obligation of the Company to repay any loans actually made.

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         This Note incorporates the following additional terms:

         1. Payments of principal of and interest on this Note shall be made in lawful money of the United States of America to the Payee, at its offices, located at 200 Park Avenue, New York, New York 10166, Attention: Fred Knoll, or at such other place as the Payee shall have designated to the Company in writing.

         2. The Payee by acceptance of this Note covenants and represents to the Company that this Note and any securities issued on exercise of the conversion privilege contained herein are being acquired by the Payee without a view to distribution and that the Payee will at no time transfer, assign or dispose of this Note or such securities except in compliance with the requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

         3. This Note may not be prepaid by the Company at any time, unless the written consent of the Payee is obtained.

         4.  (a) Subject to and upon compliance with the provisions of this
Section 4 and Section 5, the Payee may, at its option, at any time commencing February 12, 2001, convert the principal amount of this Note (or any portion thereof), together with all accrued interest on the principal portion hereof being so converted, into fully paid and non-assessable shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), at $0.12 per share (the "Conversion Price"); provided, however, that in the event of a merger, consolidation or sale of all or substantially all of the assets or capital stock of the Company or in the case of any statutory exchange of securities between the Company and another party, including any exchange effected in connection with a merger or consolidation of another entity into the Company prior to the termination of the Exercise Period (in each case, a "Change of Control Transaction"), the Payee shall have the right to convert this Note commencing at such time into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Note might have been convertible immediately prior to such Change in Control Transaction.

             (b) The Conversion Price shall be subject to appropriate decrease or increase, as the case may be, if the Company shall at any time after the date of issuance of this Note:

                 (i) declare with respect to any shares of the Company's stock, any dividend or distribution payable in shares of Common Stock or in securities directly or indirectly convertible into or exchangeable for shares of Common Stock (but only upon the issuance of shares of Common Stock following the conversion or exchange of such securities), or

                 (ii) subdivide or combine outstanding shares of Common Stock.


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             (c) In case of any reclassification, change or exchange of outstanding shares of Common Stock (except for a change as a result of a subdivision or combination of such shares), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (except for a merger or a consolidation in which the Company is the continuing corporation and which does not result in any reclassification, change or exchange of outstanding shares of Common Stock other than a change as a result of a subdivision or combination of such shares), or in case of any transfer to another corporation of the assets of the Company as an entirety or substantially as an entirety, or if the Company shall declare a dividend or distribution (except in shares of Common Stock or in securities directly or indirectly convertible into or exchangeable for shares of Common Stock) upon the shares of Common Stock payable otherwise than in cash out of earned surplus, this Note shall thereafter be convertible pursuant to this Section 4 into the kind and amount of shares and other securities and property that the Payee would have earned or would have been entitled to receive immediately after such reclassification, change, exchange, consolidation, merger, transfer, dividend or distribution, had this Note been converted immediately prior to the effective date of such reclassification, change, exchange, consolidation, merger or transfer or immediately prior to the date for the determination of security holders of record entitled to receive such dividend or distribution.

             (d) At the option of the Payee, to avoid the issuance of any fractional shares upon any conversion, adjustment therefor may be made in cash in an amount equal to the same fraction of the Conversion Price in effect on the date of such conversion.

             (e) No adjustment will be made upon conversion of this Note in respect of dividends or distributions previously paid or declared (the date for the determination of security holders of record entitled to receive such dividends or distributions having passed) on the shares of Common Stock previously outstanding, except as otherwise provided in Section 4(b).

             (f) Whenever the number of shares of Common Stock or other securities or assets deliverable upon conversion of this Note shall be adjusted as provided in this Section 4, the Company shall forthwith obtain and file with its corporate records a certificate or letter from the firm of independent public accountants then retained by the Company setting forth the adjusted number of shares of Common Stock or other securities or assets deliverable upon conversion of this Note, and a copy of such certificate or letter shall be mailed to the holder hereof. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available at the principal office of the Company for inspection by the holder of this Note on any day during normal business hours.

         5. To exercise the conversion privilege at any time when such privilege is exercisable in accordance with the terms of this Note, the Payee shall surrender this Note, with the attached form of Conversion Notice duly


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completed, to the Company at the principal office of the Company or at such other place as the Company may designate. As promptly as practicable after surrender of this Note as aforesaid but in no event later than three business days thereafter, the Company shall issue and deliver to the Payee a certificate or certificates for the number of shares of Common Stock and/or other securities issuable or deliverable upon the conversion of this Note or such designated portion hereof in accordance herewith and cash in respect of any fraction of a share of Common Stock for which the Payee has elected to receive cash. Such conversion shall be deemed to have been effected at the time when such notice shall have been received by the Company and this Note shall have been surrendered as aforesaid, and the person in whose name any certificate for shares of Common Stock or other securities shall be issuable upon such conversion shall be deemed to have become on such date the holder of record of the shares or other securities represented thereby.

         If less than all of the amount owing in respect of this Note shall be converted or paid in cash upon any such conversion, the Company shall execute and deliver to the Payee, at the expense of the Company, a new Note, in the principal amount equal to the unconverted portion of this Note and in the same form as this Note.

         6. The Company covenants and agrees that it will at all times reserve and keep available such number of its duly authorized and unissued shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of Common Stock and that, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of Common Stock at the Conversion Price then in effect, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purpose.

         7. Payee shall have a continuing lien on, and is hereby granted a security interest in, all of the property of the Company for the express purpose of serving as collateral security for the payment of all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of the Company to Payee, and all claims of Payee against the Company, now existing or hereafter arising, direct or indirect (including participations or any interest of Payee in indebtedness of the Company to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

         8. If, at any time prior to the payment of this Note, any of the following events shall occur:


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

             (a) the Company shall declare any dividend or other distribution upon the shares of Common Stock payable otherwise than in cash out of earned surplus; or

             (b) the Company shall offer to the holders of shares of Common Stock any additional shares of the Company or options or warrants therefor or securities convertible into shares of Common Stock or any right to subscribe therefor; or

             (c) a recapitalization, reclassification, consolidation, merger, transfer of assets, dissolution, liquidation, winding-up of the Company or other similar action of the Company requiring approval by its stockholders shall be proposed, than in any one or more of such events, the Company shall give to the Payee, in accordance with Section 12, not less than 20 days prior notice of the date on which:

                 (i) the books of the Company shall be closed or a record taken for determination of the stockholders entitled to such dividend, distribution or subscription rights, or

                 (ii) the books of the Company shall be closed or a record taken for determination of the stockholders entitled to vote on such proposed recapitalization, reclassification, consolidation, merger, transfer of assets, dissolution, liquidation, winding-up or other similar action.

Failure to give such notice or any defect therein shall not affect the validity of any action taken.

         9. Nothing in this Note shall affect or impair the right, which is absolute and unconditional, of the Payee to make demand for payment of the principal of and interest on this Note or the obligation of the Company, which is also absolute and unconditional, to pay when demanded the principal of and interest on this Note to the Payee at the place expressed herein.

         10. In any case where any payment of interest on, or principal of, this Note shall be required to be made on a Sunday or a legal holiday in the State of New York or a day on which banking institutions doing business in the State of New York are authorized by law to close, then such payment shall be made on the next succeeding business day and such additional time shall be included in the computation of interest.

         11. The agreements, undertakings, representations and warranties contained in this Note shall remain operative and in full force and effect and, subject to payment in full of all principal and interest due hereon, and shall survive the surrender and/or delivery of this Note to the Company for cancellation or otherwise in connection with the transfer hereof.

         12. Except as herein otherwise expressly provided, all notices, requests, demands, consents and other communications required or permitted under this Note shall be in writing and shall be considered to have been duly given


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

when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or regis-tered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a person whose address is herein specified may from time to time designate as to itself by notice similarly given to the other such designees in accordance herewith). A notice of change of address shall not be deemed given until received by the addressee. Notices shall be addressed:

                 (1)  if to the Payee:

                 Thinking Technologies, L.P.
                 200 Park Avenue
                 New York, New York 10166
                 Attn: Fred Knoll
                 Telecopier: (212) 808-7475


                 (2)  to the Company at:

                 Thinking Tools, Inc.
                 200 Park Avenue
                 New York, New York 10166
                 Attn: Moshe Zarmi
                 Telecopier: (212) 808-7475


         13. This Note shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflict of laws principles thereof).

         14. All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.


                                                           THINKING TOOLS, INC.



                                                           By: /s/ Moshe Zarmi
                                                               -----------------
                                                               Name: Moshe Zarmi
                                                               Title: CEO


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

                              NOTICE OF CONVERSION

To be executed by the owner of the attached Note if such owner desires to convert the attached Note:


The undersigned owner of the attached Note hereby

         [ ] irrevocably exercises the option to convert such Note or portions thereof below designated into shares of Common Stock of Thinking Tools, Inc. ("Thinking Tools Shares") in accordance with the terms of such Note,

         [ ] elects to receive payment in cash for any fractional share issuable upon such conversion,


and directs that the Thinking Tools Shares issuable and deliverable upon such conversion, together with any check in payment for any fractional share as to which an election to receive cash is made above, be delivered to the undersigned. If less than all of the amount owing in respect of this Note shall be converted or paid in cash upon any such conversion, the Company shall execute and deliver to the Payee, at the expense of the Company, a new Note, in the principal amount equal to the unconverted portion of this Note and in the same form as this Note.


                                                     THINKING TECHNOLOGIES, L.P.
Dated:


                                                     By:________________________
                                                        Name:
                                                        Title:

         Portion to be converted (if less than remaining principal balance):

         $_______________

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